UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2023
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of State Street Corporation (“State Street”) held on May 17, 2023 (the “Annual Meeting”), State Street's shareholders approved the Amended and Restated 2017 Stock Incentive Plan (the “A&R Plan”), which amends and restates State Street’s 2017 Stock Incentive Plan to:

•increase the number of shares of State Street’s common stock available for issuance under the A&R Plan by 6,775,000 shares;
•delete obsolete provisions no longer required by Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder;
•eliminate the recycling of shares used to pay the exercise or measurement price of, and/or tax withholding with respect to, stock options and stock appreciation rights;
•clarify that any dividends paid with respect to unvested shares of restricted stock will be accrued and paid only if such restricted stock vests;
•confirm that in connection with a change in control of State Street, awards that vest based on continued service will be subject to ‘‘double trigger’’ vesting (that is, accelerated vesting upon a qualifying termination following the change in control); and
•extend the term of the A&R Plan to ten years from the date of the Annual Meeting.

The A&R Plan was previously approved by State Street's Board of Directors, subject to shareholder approval. A further summary of the A&R Plan is set forth in State Street’s proxy statement for the Annual Meeting under “Item 4: Approval of the Amended and Restated 2017 Stock Incentive Plan,” filed with the U.S. Securities and Exchange Commission on April 5, 2023 (the “A&R Proxy Disclosure”), which A&R Proxy Disclosure is incorporated herein by reference. Each of the above summary and the A&R Proxy Disclosure is qualified in its entirety by reference to the complete copy of the A&R Plan attached to this Current Report on Form 8-K as Exhibit 99.1, which copy is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 17, 2023, 305,594,865 shares of State Street’s common stock were represented in person or by proxy. This represented approximately 90.82% of the 336,458,439 shares of State Street’s common stock outstanding as of the close of business on March 21, 2023, the record date for the Annual Meeting. The following matters were voted on at the meeting:

•the election of twelve director nominees;
•the approval of an advisory proposal on executive compensation;
•the approval of an advisory proposal on the frequency of future advisory proposals on executive compensation;
•the approval of the A&R Plan;
•the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2023; and
•a shareholder proposal relating to asset management stewardship activities.

The shareholders voted: to elect the twelve director nominees; to approve the advisory proposal on executive compensation; to approve an annual frequency for future advisory proposals on executive compensation; to approve the A&R Plan; to ratify the selection of the independent registered public accounting firm; and against the shareholder proposal.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes

Marie A. Chandoha	280,326,126	1,231,005	331,070	23,706,664
DonnaLee DeMaio	279,773,656	1,784,868	329,677	23,706,664
Patrick de Saint-Aignan	273,562,512	7,988,222	337,467	23,706,664
Amelia C. Fawcett	264,679,389	16,878,976	329,836	23,706,664
William C. Freda	278,295,642	3,257,938	334,621	23,706,664
Sara Mathew	268,345,594	13,211,345	331,262	23,706,664
William L. Meaney	274,056,884	7,496,949	334,368	23,706,664
Ronald P. O'Hanley	260,667,046	20,374,797	846,358	23,706,664
Sean O' Sullivan	280,100,492	1,455,074	332,635	23,706,664
Julio A. Portalatin	279,761,861	1,788,974	337,366	23,706,664
John B. Rhea	280,113,714	1,442,222	332,265	23,706,664
Gregory L. Summe	263,717,629	17,836,438	334,134	23,706,664

Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
260,498,318	19,222,667	2,167,216*	23,706,664
93.1%	6.9%	*	*

Proposal 3 - Advisory Proposal on the Frequency of Future Advisory Proposals on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
276,711,077	257,448	4,491,913	427,763*	23,706,664
98.3%	0.1%	1.6%	*	*

In light of the shareholder voting results and other factors, the Board of Directors has determined effective May 17, 2023 that State Street will hold an annual advisory vote on executive compensation. State Street will re-evaluate this determination in connection with its next shareholder advisory vote regarding the frequency of future advisory votes on executive compensation.

Proposal 4 - Amended and Restated 2017 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
261,086,331	18,091,085	2,710,785*	23,706,664
93.5%	6.5%	*	*

Proposal 5 - Ratification of the Selection of Ernst & Young LLP as State Street’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
287,734,153	17,612,278	248,434*	**
94.2%	5.8%	*	**

Proposal 6 – Shareholder Proposal

For	Against	Abstain	Broker Non-Votes
21,537,797	256,871,817	3,478,587*	23,706,664
7.7%	92.3%	*	*

* Not counted as votes cast
** Not applicable

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

	99.1	Amended and Restated 2017 Stock Incentive Plan
*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ DAVID C. PHELAN
		Name:	David C. Phelan,
		Title:	Executive Vice President, General Counsel and Secretary
Date:	May 19, 2023